FINANCIAL INVESTORS TRUST

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

(the “Fund”)

SUPPLEMENT DATED JANUARY 15, 2014

TO THE PROSPECTUS DATED AUGUST 31, 2013

(THIS SUPPLEMENT SUPERSEDES AND REPLACES THE SUPPLEMENT DATED SEPTEMBER 12, 2013)

The following paragraphs are hereby added to the “Management” section in the Fund’s Prospectus at the end of the sub-section “ALPS | CoreCommodity Management CompleteCommodities Strategy Fund” found on page 76:

On September 11, 2013, the ownership of CoreCommodity Management, LLC (“CoreCommodity”) was transferred from Jefferies Group LLC to CoreCommodity Capital LLC, which is controlled by CoreCommodity’s senior management (the “Transaction”). Under the Investment Company Act of 1940, consummation of the Transaction resulted in the automatic termination of the then-existing sub-advisory agreement.  Accordingly, the Board of Trustees of the Fund approved an interim sub-advisory agreement on September 10, 2013, to be effective September 11, 2013 (the “Interim Agreement”), which allowed CoreCommodity to continue to serve as the sub-adviser to the Fund under terms substantially similar to those of the prior sub-advisory agreement.  The Interim Agreement was effective until February 7, 2014, or until a new sub-advisory agreement was approved, if sooner.  In addition, the Board of Trustees of the Fund unanimously approved a new sub-advisory agreement for the Fund (the “New Agreement”) and recommended that the New Agreement be submitted to the Fund’s shareholders for their approval.  Shareholders were provided with a proxy statement relating to the solicitation of proxies by the Fund for the approval of the New Agreement at a meeting of shareholders.  After adjournment of the initial shareholder meeting, the New Agreement was approved by shareholders at a meeting held on January 15, 2014, at which time the Interim Agreement terminated and the New Agreement became effective.

Under the New Agreement, CoreCommodity will continue to provide investment advisory services to the Fund, subject to the oversight of ALPS Advisors, Inc. and the Board of Trustees, under terms that are similar in all material respects to the sub-advisory agreement in effect prior to the Transaction, and for the same fees that are currently in effect.

The Fund’s investment objective or investment strategies have not changed as a result of the Transaction, and the investment advisory personnel of CoreCommodity who provide services to the Fund are expected to continue to do so.

Please retain this supplement for future reference.